Exhibit 5.1

December 22, 2015

Omega Healthcare Investors, Inc.

200 International Circle

Suite 3500

Hunt Valley, Maryland 21030

Re:	Registration Statement on Form S-3

Ladies and Gentlemen:

We have acted as counsel to Omega Healthcare Investors, Inc., a Maryland corporation (the “Company”), and each of the subsidiaries of the Company listed on Schedule A (each, a “Registrant Guarantor,” and collectively, the “Registrant Guarantors”), in connection with a Registration Statement on Form S-3 (the “Registration Statement”), being filed by the Company with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), relating to (i) debt securities of the Company (the “Debt Securities”), which may be issued under one or more series under one or more indentures or supplemental indentures (the “Indentures”) proposed to be entered into with one or more indenture trustees (each, an “Indenture Trustee”) and (ii) guarantees by one or more of the Company or the Registrant Guarantors of the Debt Securities (the “Guarantees,” and together with the Debt Securities, the “Securities”). An indeterminate amount of the Securities may be offered at indeterminate prices from time to time by the Company as set forth in the Registration Statement, any amendment thereto, the prospectus contained therein (the “Prospectus”) and supplements to the Prospectus (the “Prospectus Supplements”) filed pursuant to Rule 415 under the Act.

The Securities will be issued under an applicable Indenture to be entered into among the Company, the Registrant Guarantors and an Indenture Trustee. The Indentures together with the Registration Statement (including all exhibits thereto), the Prospectus, the Prospectus Supplements, the Debt Securities and the Guarantees are collectively referred to as the “Transaction Documents.”

In connection herewith, we have examined and relied without investigation, as to matters of fact, upon the Registration Statement and the exhibits thereto and such certificates, statements and results of inquiries of public officials and officers and representatives of the Company and the Registrant Guarantors and originals or copies, certified or otherwise identified to our satisfaction, of such other documents, corporate (or analogous) records, certificates and instruments as we have deemed necessary or appropriate to enable us to render the opinions expressed herein. We have assumed the genuineness of all signatures on all documents examined by us, the legal competence and capacity of natural persons, the authenticity of documents submitted to us as originals, and the conformity with authentic original documents of all documents submitted to us as copies or by facsimile or other means of electronic transmission, or which we obtained from the Commission’s Electronic Data Gathering, Analysis and Retrieval system (“Edgar”) or other sites maintained by a court or governmental authority or regulatory body and the authenticity of the originals of such latter documents. If any document we examined in printed, word processed or similar form has been filed with the Commission on Edgar or such court or governmental authority or regulatory body, we have assumed that the document so filed is identical to the document we examined except for formatting changes. When relevant facts were not independently established, we have relied without independent investigation as to matters of fact upon statements of governmental officials and upon representations made in or pursuant to certificates and statements of appropriate representatives of the Company and the Registrant Guarantors.

We also have assumed that (i) at the time of execution, authentication, issuance and delivery of the Debt Securities and (ii) at the time of execution, issuance and delivery of the Guarantees, the applicable Indenture will be the valid and legally binding obligation of the Indenture Trustee, enforceable against such party in accordance with its terms.

Omega Healthcare Investors, Inc.

December 22, 2015

We have assumed further that (i) at the time of execution, authentication, issuance and delivery of any of the Debt Securities, the applicable Indenture will be in full force and effect and will not have been terminated or rescinded by the Company or the Indenture Trustee and at the time of issuance and sale of any of the Debt Securities, the terms of such Debt Securities, and their issuance and sale, will have been established so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Company, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Company and (ii) at the time of execution, issuance and delivery of any Guarantee offered by any Registrant Guarantor, the Guarantee will have been duly authorized, executed and delivered by such Registrant Guarantor and will be in full force and effect and will not have been terminated or rescinded by such Registrant Guarantor and at the time of issuance and sale of any Guarantee by any Registrant Guarantor, the terms of the Guarantee, and its issuance and sale, will have been established so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon such Registrant Guarantor, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over such Registrant Guarantor.

We have further assumed, with your permission, that (i) each of the Registrant Guarantors other than the guarantors as so identified on Schedule A (the “Identified Guarantors”) (each, an “Other Guarantor,” and collectively, the “Other Guarantors”) has been duly organized and is validly existing in good standing under the laws of its state of organization, (ii) the execution and delivery by each such Other Guarantor of the Transaction Documents to which it is a party and the performance by it of its obligations thereunder are within its organizational power and have been duly authorized by all necessary action (corporate or other) on its part, (iii) each of the Transaction Documents to which any Other Guarantor is a party has been duly executed and delivered by each such Other Guarantor and (iv) the execution and delivery by each Other Guarantor of the Transaction Documents to which it is a party and the performance by it of its obligations thereunder do not result in any violation by it of the provisions of its organizational documents. We understand that you are receiving opinion letters, dated the date hereof, from the various law firms indicated on Schedule B (the “Local Counsel Opinions”), as to the validity and binding nature of the Guarantees against the Other Guarantors under the laws of the Other Guarantors’ respective states of organization, and that such opinion letters are being filed as exhibits to the Registration Statement as indicated on Schedule B. With your permission we have assumed the correctness of the conclusions set forth in the Local Counsel Opinions and express no opinion herein with regard thereto. Our opinions with respect to the Other Guarantors are subject to the terms and conditions set forth in the Local Counsel Opinions.

Based upon the foregoing, in reliance thereon, and subject to the assumptions, comments, qualifications, limitations and exceptions stated herein and the effectiveness of the Registration Statement under the Act, we are of the opinion that:

1.	With respect to the Debt Securities, assuming the (a) taking of all necessary corporate action to authorize and approve the issuance and terms of any Debt Securities, the terms of the offering thereof and related matters by the Board of Directors of the Company, a duly constituted and acting committee of such board or duly authorized officers of the Company (such Board of Directors, committee or authorized officers being referred to herein as the “Board”) and (b) due execution, authentication, issuance and delivery of such Debt Securities, upon payment of the consideration therefor provided for in the applicable definitive purchase, underwriting or similar agreement approved by the Board and otherwise in accordance with the provisions of the applicable Indenture, such Debt Securities will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms

2.	With respect to the Guarantees, assuming the (a) taking of all necessary entity action to authorize and approve the issuance and terms of the Guarantees, the terms of the offering thereof and related matters and (b) due execution, issuance and delivery of the Guarantees upon payment of the consideration therefor provided for in the applicable definitive purchase, underwriting or similar agreement approved by each Registrant Guarantor’s board of directors, general partners or managers, or any authorized committee thereof, or by each Registrant Guarantor’s members, as applicable, and otherwise in accordance with the provisions of the applicable Indenture, any supplemental indenture to be entered into in connection with the issuance of such Guarantees, such Guarantees will constitute valid and binding obligations of the Registrant Guarantors, enforceable against such Registrant Guarantors in accordance with their terms.

Omega Healthcare Investors, Inc.

December 22, 2015

In addition to the assumptions, comments, qualifications, limitations and exceptions set forth above, the opinions set forth herein are further limited by, subject to and based upon the following assumptions, comments, qualifications, limitations and exceptions:

(a) Our opinions set forth herein reflect only the application of applicable Arizona, California, Colorado, Illinois, New York and Texas State law (excluding the securities and blue sky laws of such states, as to which we express no opinion), and to the extent required by the foregoing opinions, the General Corporation Law of the State of Delaware (8 Delaware Code Chapter 1), the Delaware Limited Liability Company Act (6 Delaware Code Chapter 18), and the Delaware Revised Uniform Limited Partnership Act (6 Delaware Code Chapter 17), the Maryland General Corporation Law (Titles 1-3, Corporations and Associations, Maryland Code), the Maryland Limited Liability Company Act (Title 4A, Corporations and Associations, Maryland Code), and the Maryland Uniform Revised Limited Partnership Act (Title 9A, Corporations and Associations, Maryland Code) (the jurisdictions referred to in this sentence being sometimes collectively referred to herein as the “Opinion Jurisdictions” and the laws of the states of Delaware and Maryland, set forth in this section are referred to as the “Opinion Delaware and Maryland Laws”). The opinions set forth herein are made as of the date hereof and are subject to, and may be limited by, future changes in the factual matters set forth herein, and we undertake no duty to advise you of the same. The opinions expressed herein are based upon the law in effect (and published or otherwise generally available) on the date hereof, and we assume no obligation to revise or supplement these opinions should such law be changed by legislative action, judicial decision or otherwise. In rendering our opinion, we have not considered, and hereby disclaim any opinion as to, the application or impact of the laws of any jurisdiction other than the Opinion Jurisdictions and in the case of Delaware and Maryland, any laws of such States other than the Opinion Delaware and Maryland Laws (excluding any judicial or interpretive laws).

(b) Our opinions herein are subject to and may be limited by (i) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting or relating to the rights and remedies of creditors generally including, without limitation, laws relating to fraudulent transfers or conveyances, preferences and equitable subordination; (ii) general principles of equity (regardless of whether considered in a proceeding in equity or at law); (iii) an implied covenant of good faith and fair dealing; (iv) requirements that a claim with respect to the Securities denominated other than in United States dollars (or a judgment denominated other than in United States dollars with respect to such a claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law; and (v) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign or composite currency.

(c) Our opinions are further subject to the effect of generally applicable rules of law arising from statutes, judicial and administrative decisions, and the rules and regulations of governmental authorities that: (i) limit or affect the enforcement of provisions of a contract that purport to require waiver of the obligations of good faith, fair dealing, diligence and reasonableness; (ii) limit the availability of a remedy under certain circumstances where another remedy has been elected; (iii) limit the enforceability of provisions releasing, exculpating or exempting a party from, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves negligence, recklessness, willful misconduct or unlawful conduct; (iv) may, where less than all of the contract may be unenforceable, limit the enforceability of the balance of the contract to circumstances in which the unenforceable portion is not an essential part of the agreed exchange; and (v) govern and afford judicial discretion regarding the determination of damages and entitlement to attorneys’ fees.

(d) We express no opinion as to the enforceability of any rights to indemnification or contribution provided for in any Transaction Document which are violative of public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation) or the legality of such rights.

Omega Healthcare Investors, Inc.

December 22, 2015

(e) We express no opinion as to the enforceability of (i) any provision in any Transaction Document purporting or attempting to (A) confer exclusive jurisdiction and/or venue upon certain courts or otherwise waive the defenses of forum non conveniens or improper venue, (B) confer subject matter jurisdiction on a court not having independent grounds therefor, (C) modify or waive the requirements for effective service of process for any action that may be brought, (D) waive the right of the Company, any Registrant Guarantor or any other person to a trial by jury, (E) provide that remedies are cumulative or that decisions by a party are conclusive, or (F) modify or waive the rights to notice, legal defenses, statutes of limitations or other benefits that cannot be waived under applicable law or (ii) any choice of law provision of any Transaction Document.

(f) You have informed us that you intend to issue the Securities from time to time on a delayed or continuous basis, and this opinion is limited to the laws, including the rules and regulations, as in effect on the date hereof. We understand that prior to issuing any Securities you will afford us an opportunity to review the operative documents pursuant to which such Securities are to be issued (including the applicable Prospectus Supplement) and will file such supplement or amendment to this opinion letter (if any) as we may reasonably consider necessary or appropriate by reason of the terms of such Securities.

We do not render any opinions except as set forth above. We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name under the caption “Legal Matters” in the Prospectus. We also consent to your filing copies of this opinion as an exhibit to the Registration Statement with agencies of such states as you deem necessary in the course of complying with the laws of such states regarding the offering and sale of the Securities. In giving such consent, we do not thereby concede that we are within the category of persons whose consent is required under Section 7 of the Act or the Rules and Regulations of the Commission thereunder.

Very truly yours,

/s/ Bryan Cave LLP

Bryan Cave LLP

Omega Healthcare Investors, Inc.

December 22, 2015

Schedule A

Schedule A

Each entity listed below is a Registrant Guarantor, but only those entities with an asterisk next to their names are Identified Guarantors.

Registrant Guarantors	State or other jurisdiction of formation
11900 East Artesia Boulevard, LLC	California	*
1200 Ely Street Holdings Co. LLC	Michigan
13922 Cerise Avenue, LLC	California	*
1628 B Street, LLC	California	*
2400 Parkside Drive, LLC	California	*
2425 Teller Avenue, LLC	Colorado	*
245 East Wilshire Avenue, LLC	California	*
3232 Artesia Real Estate, LLC	California	*
3806 Clayton Road, LLC	California	*
42235 County Road Holdings Co. LLC	Michigan
446 Sycamore Road, L.L.C.	Delaware	*
48 High Point Road, LLC	Maryland	*
523 Hayes Lane, LLC	California	*
637 East Romie Lane, LLC	California	*
Alamogordo Aviv, L.L.C.	New Mexico
Albany Street Property, L.L.C.	Delaware	*
Arizona Lessor – Infinia, LLC	Maryland	*
Arkansas Aviv, L.L.C.	Delaware	*
Arma Yates, L.L.C.	Delaware	*
Avery Street Property, L.L.C	Delaware	*
Aviv Asset Management, L.L.C.	Delaware	*
Aviv Financing I, L.L.C.	Delaware	*
Aviv Financing II, L.L.C.	Delaware	*
Aviv Financing III, L.L.C.	Delaware	*
Aviv Financing IV, L.L.C.	Delaware	*
Aviv Financing V, L.L.C.	Delaware	*
Aviv Foothills, L.L.C.	Delaware	*
Aviv Healthcare Capital Corporation	Delaware	*
Aviv Healthcare Properties Operating Partnership I, L.P.	Delaware	*
Aviv Liberty, L.L.C.	Delaware	*
Avon Ohio, L.L.C.	Delaware	*
Bala Cynwyd Real Estate, LP	Pennsylvania
Bayside Colorado Healthcare Associates, LLC	Colorado	*
Bayside Street II, LLC	Delaware	*
Bayside Street, LLC	Maryland	*
Belleville Illinois, L.L.C.	Delaware	*
Bellingham II Associates, L.L.C.	Delaware	*
Bethel ALF Property, L.L.C.	Delaware	*
BHG Aviv, L.L.C.	Delaware	*
Biglerville Road, L.L.C.	Delaware	*
Bonham Texas, L.L.C.	Delaware	*
Bradenton ALF Property, L.L.C.	Delaware	*
Burton NH Property, L.L.C.	Delaware	*
California Aviv Two, L.L.C.	Delaware	*
California Aviv, L.L.C.	Delaware	*
Camas Associates, L.L.C.	Delaware	*

Omega Healthcare Investors, Inc.

December 22, 2015

Schedule A

Registrant Guarantors	State or other jurisdiction of formation
Canton Health Care Land, LLC	Ohio
Carnegie Gardens LLC	Delaware	*
Casa/Sierra California Associates, L.L.C.	Delaware	*
CFG 2115 Woodstock Place LLC	Delaware	*
Champaign Williamson Franklin, L.L.C.	Delaware	*
Chardon Ohio Property Holdings, L.L.C.	Delaware	*
Chardon Ohio Property, L.L.C.	Delaware	*
Chatham Aviv, L.L.C.	Delaware	*
Chippewa Valley, L.L.C.	Illinois	*
CHR Bartow LLC	Delaware	*
CHR Boca Raton LLC	Delaware	*
CHR Bradenton LLC	Delaware	*
CHR Cape Coral LLC	Delaware	*
CHR Fort Myers LLC	Delaware	*
CHR Fort Walton Beach LLC	Delaware	*
CHR Lake Wales LLC	Delaware	*
CHR Lakeland LLC	Delaware	*
CHR Pompano Beach Broward LLC	Delaware	*
CHR Pompano Beach LLC	Delaware	*
CHR Sanford LLC	Delaware	*
CHR Spring Hill LLC	Delaware	*
CHR St. Pete Bay LLC	Delaware	*
CHR St. Pete Egret LLC	Delaware	*
CHR Tampa Carrollwood LLC	Delaware	*
CHR Tampa LLC	Delaware	*
CHR Tarpon Springs LLC	Delaware	*
CHR Titusville LLC	Delaware	*
Clarkston Care, L.L.C.	Delaware	*
Clayton Associates, L.L.C.	New Mexico
Colonial Gardens, LLC	Ohio
Colonial Madison Associates, L.L.C.	Delaware	*
Colorado Lessor - Conifer, LLC	Maryland	*
Columbus Texas Aviv, L.L.C.	Delaware	*
Columbus Western Avenue, L.L.C.	Delaware	*
Colville Washington Property, L.L.C.	Delaware	*
Commerce Nursing Homes, L.L.C.	Illinois	*
Commerce Sterling Hart Drive, L.L.C.	Delaware	*
Conroe Rigby Owen Road, L.L.C.	Delaware	*
CR Aviv, L.L.C.	Delaware	*
Crete Plus Five Property, L.L.C.	Delaware	*
Crooked River Road, L.L.C.	Delaware	*
CSE Albany LLC	Delaware	*
CSE Amarillo LLC	Delaware	*
CSE Arden L.P.	Delaware	*
CSE Augusta LLC	Delaware	*
CSE Bedford LLC	Delaware	*
CSE Blountville LLC	Delaware	*
CSE Bolivar LLC	Delaware	*
CSE Cambridge LLC	Delaware	*
CSE Cambridge Realty LLC	Delaware	*
CSE Camden LLC	Delaware	*
CSE Canton LLC	Delaware	*

Omega Healthcare Investors, Inc.

December 22, 2015

Schedule A

Registrant Guarantors	State or other jurisdiction of formation
CSE Casablanca Holdings II LLC	Delaware	*
CSE Casablanca Holdings LLC	Delaware	*
CSE Cedar Rapids LLC	Delaware	*
CSE Centennial Village, LP	Delaware	*
CSE Chelmsford LLC	Delaware	*
CSE Chesterton LLC	Delaware	*
CSE Claremont LLC	Delaware	*
CSE Corpus North LLC	Delaware	*
CSE Denver Iliff LLC	Delaware	*
CSE Denver LLC	Delaware	*
CSE Douglas LLC	Delaware	*
CSE Elkton LLC	Delaware	*
CSE Elkton Realty LLC	Delaware	*
CSE Fairhaven LLC	Delaware	*
CSE Fort Wayne LLC	Delaware	*
CSE Frankston LLC	Delaware	*
CSE Georgetown LLC	Delaware	*
CSE Green Bay LLC	Delaware	*
CSE Hilliard LLC	Delaware	*
CSE Huntingdon LLC	Delaware	*
CSE Huntsville LLC	Delaware	*
CSE Indianapolis-Continental LLC	Delaware	*
CSE Indianapolis-Greenbriar LLC	Delaware	*
CSE Jacinto City LLC	Delaware	*
CSE Jefferson City LLC	Delaware	*
CSE Jeffersonville-Hillcrest Center LLC	Delaware	*
CSE Jeffersonville-Jennings House LLC	Delaware	*
CSE Kerrville LLC	Delaware	*
CSE King L.P.	Delaware	*
CSE Kingsport LLC	Delaware	*
CSE Knightdale L.P.	Delaware	*
CSE Lake City LLC	Delaware	*
CSE Lake Worth LLC	Delaware	*
CSE Lakewood LLC	Delaware	*
CSE Las Vegas LLC	Delaware	*
CSE Lawrenceburg LLC	Delaware	*
CSE Lenoir L.P.	Delaware	*
CSE Lexington Park LLC	Delaware	*
CSE Lexington Park Realty LLC	Delaware	*
CSE Ligonier LLC	Delaware	*
CSE Live Oak LLC	Delaware	*
CSE Lowell LLC	Delaware	*
CSE Marianna Holdings LLC	Delaware	*
CSE Memphis LLC	Delaware	*
CSE Mobile LLC	Delaware	*
CSE Moore LLC	Delaware	*
CSE North Carolina Holdings I LLC	Delaware	*
CSE North Carolina Holdings II LLC	Delaware	*
CSE Omro LLC	Delaware	*
CSE Orange Park LLC	Delaware	*
CSE Orlando-Pinar Terrace Manor LLC	Delaware	*
CSE Orlando-Terra Vista Rehab LLC	Delaware	*

Omega Healthcare Investors, Inc.

December 22, 2015

Schedule A

Registrant Guarantors	State or other jurisdiction of formation
CSE Pennsylvania Holdings, LP	Delaware	*
CSE Piggott LLC	Delaware	*
CSE Pilot Point LLC	Delaware	*
CSE Pine View LLC	Delaware	*
CSE Ponca City LLC	Delaware	*
CSE Port St. Lucie LLC	Delaware	*
CSE Richmond LLC	Delaware	*
CSE Ripley LLC	Delaware	*
CSE Ripon LLC	Delaware	*
CSE Safford LLC	Delaware	*
CSE Salina LLC	Delaware	*
CSE Seminole LLC	Delaware	*
CSE Shawnee LLC	Delaware	*
CSE Spring Branch LLC	Delaware	*
CSE Stillwater LLC	Delaware	*
CSE Taylorsville LLC	Delaware	*
CSE Texarkana LLC	Delaware	*
CSE Texas City LLC	Delaware	*
CSE The Village LLC	Delaware	*
CSE Upland LLC	Delaware	*
CSE Walnut Cove L.P.	Delaware	*
CSE West Point LLC	Delaware	*
CSE Whitehouse LLC	Delaware	*
CSE Williamsport LLC	Delaware	*
CSE Winter Haven LLC	Delaware	*
CSE Woodfin L.P.	Delaware	*
CSE Yorktown LLC	Delaware	*
Cuyahoga Falls Property, L.L.C.	Delaware	*
Dallas Two Property, L.L.C.	Delaware	*
Danbury ALF Property, L.L.C.	Delaware	*
Darien ALF Property, L.L.C.	Delaware	*
Delta Investors I, LLC	Maryland	*
Delta Investors II, LLC	Maryland	*
Denison Texas, L.L.C.	Delaware	*
Desert Lane LLC	Delaware	*
Dixie White House Nursing Home, LLC	Mississippi
Dixon Health Care Center, LLC	Ohio
East Rollins Street, L.L.C.	Delaware	*
Edgewood Drive Property, L.L.C.	Delaware	*
Effingham Associates, L.L.C.	Illinois	*
Elite Mattoon, L.L.C.	Delaware	*
Elite Yorkville, L.L.C.	Delaware	*
Encanto Senior Care, LLC	Arizona	*
Falcon Four Property Holding, L.L.C.	Delaware	*
Falcon Four Property, L.L.C.	Delaware	*
Falfurrias Texas, L.L.C.	Delaware	*
Florida ALF Properties, L.L.C.	Delaware	*
Florida Four Properties, L.L.C.	Delaware	*
Florida Lessor – Meadowview, LLC	Maryland	*
Florida Real Estate Company, LLC	Florida
Fort Stockton Property, L.L.C.	Delaware	*
Four Fountains Aviv, L.L.C.	Delaware	*

Omega Healthcare Investors, Inc.

December 22, 2015

Schedule A

Registrant Guarantors	State or other jurisdiction of formation
Fredericksburg South Adams Street, L.L.C.	Delaware	*
Freewater Oregon, L.L.C.	Delaware	*
Fullerton California, L.L.C.	Delaware	*
G&L Gardens, LLC	Arizona	*
Gardnerville Property, L.L.C.	Delaware	*
Georgia Lessor - Bonterra/Parkview, LLC	Maryland	*
Germantown Property, L.L.C.	Delaware	*
Giltex Care, L.L.C.	Delaware	*
Glendale NH Property, L.L.C.	Delaware	*
Golden Hill Real Estate Company, LLC	California	*
Gonzales Texas Property, L.L.C.	Delaware	*
Great Bend Property, L.L.C.	Delaware	*
Greenbough, LLC	Delaware	*
Greenville Kentucky Property, L.L.C.	Delaware	*
Heritage Monterey Associates, L.L.C.	Illinois	*
HHM Aviv, L.L.C.	Delaware	*
Hidden Acres Property, L.L.C.	Delaware	*
Highland Leasehold, L.L.C.	Delaware	*
Hobbs Associates, L.L.C.	Illinois	*
Hot Springs Atrium Owner, LLC	Delaware	*
Hot Springs Aviv, L.L.C.	Delaware	*
Hot Springs Cottages Owner, LLC	Delaware	*
Hot Springs Marina Owner, LLC	Delaware	*
Houston Texas Aviv, L.L.C.	Delaware	*
Hutchinson Kansas, L.L.C.	Delaware	*
Hutton I Land, LLC	Ohio
Hutton II Land, LLC	Ohio
Hutton III Land, LLC	Ohio
Idaho Associates, L.L.C.	Illinois	*
Illinois Missouri Properties, L.L.C.	Delaware	*
Indiana Lessor – Wellington Manor, LLC	Maryland	*
Iowa Lincoln County Property, L.L.C.	Delaware	*
Jasper Springhill Street, L.L.C.	Delaware	*
Kansas Five Property, L.L.C.	Delaware	*
Karan Associates Two, L.L.C.	Delaware	*
Karan Associates, L.L.C.	Delaware	*
Karissa Court Property, L.L.C.	Delaware	*
KB Northwest Associates, L.L.C.	Delaware	*
Kentucky NH Properties, L.L.C.	Delaware	*
Kingsville Texas, L.L.C.	Delaware	*
LAD I Real Estate Company, LLC	Delaware	*
Leatherman 90-1, LLC	Ohio
Leatherman Partnership 89-1, LLC	Ohio
Leatherman Partnership 89-2, LLC	Ohio
Louisville Dutchmans Property, L.L.C.	Delaware	*
Magnolia Drive Property, L.L.C.	Delaware	*
Manor Associates, L.L.C.	Delaware	*
Mansfield Aviv, L.L.C.	Delaware	*
Massachusetts Nursing Homes, L.L.C.	Delaware	*
McCarthy Street Property, L.L.C.	Delaware	*
Meridian Arms Land, LLC	Ohio
Minnesota Associates, L.L.C.	Delaware	*

Omega Healthcare Investors, Inc.

December 22, 2015

Schedule A

Registrant Guarantors	State or other jurisdiction of formation
Mishawaka Property, L.L.C.	Delaware	*
Missouri Associates, L.L.C.	Delaware	*
Missouri Regency Associates, L.L.C.	Delaware	*
Montana Associates, L.L.C.	Illinois	*
Monterey Park Leasehold Mortgage, L.L.C.	Delaware	*
Mount Washington Property, L.L.C.	Delaware	*
Mt. Vernon Texas, L.L.C.	Delaware	*
Murray County, L.L.C.	Delaware	*
Muscatine Toledo Properties, L.L.C.	Delaware	*
N.M. Bloomfield Three Plus One Limited Company	New Mexico
N.M. Espanola Three Plus One Limited Company	New Mexico
N.M. Lordsburg Three Plus One Limited Company	New Mexico
N.M. Silver City Three Plus One Limited Company	New Mexico
New Hope Property, L.L.C.	Delaware	*
Newtown ALF Property, L.L.C.	Delaware	*
Nicholasville Kentucky Property, L.L.C.	Delaware	*
North Las Vegas LLC	Delaware	*
North Royalton Ohio Property, L.L.C.	Delaware	*
Norwalk ALF Property, L.L.C.	Delaware	*
NRS Ventures, L.L.C.	Delaware	*
Oakland Nursing Homes, L.L.C.	Delaware	*
Ocean Springs Nursing Home, LLC	Mississippi
October Associates, L.L.C.	Delaware	*
Ogden Associates, L.L.C.	Delaware	*
OHI (Connecticut), LLC	Connecticut
OHI (Illinois), LLC	Illinois	*
OHI (Indiana), LLC	Indiana
OHI (Iowa), LLC	Iowa
OHI Asset (AR) Ash Flat, LLC	Delaware	*
OHI Asset (AR) Camden, LLC	Delaware	*
OHI Asset (AR) Conway, LLC	Delaware	*
OHI Asset (AR) Des Arc, LLC	Delaware	*
OHI Asset (AR) Hot Springs, LLC	Delaware	*
OHI Asset (AR) Malvern, LLC	Delaware	*
OHI Asset (AR) Mena, LLC	Delaware	*
OHI Asset (AR) Pocahontas, LLC	Delaware	*
OHI Asset (AR) Sheridan, LLC	Delaware	*
OHI Asset (AR) Walnut Ridge, LLC	Delaware	*
OHI Asset (AZ) Austin House, LLC	Delaware	*
OHI Asset (CA), LLC	Delaware	*
OHI Asset (CO), LLC	Delaware	*
OHI Asset (CT) Lender, LLC	Delaware	*
OHI Asset (FL) Eustis, LLC	Delaware	*
OHI Asset (FL) Lake Placid, LLC	Delaware	*
OHI Asset (FL) Lender, LLC	Delaware	*
OHI Asset (FL) Lutz, LLC	Delaware	*
OHI Asset (FL) Pensacola - Hillview, LLC	Delaware	*
OHI Asset (FL), LLC	Delaware	*
OHI Asset (GA) Dunwoody, LLC	Delaware	*
OHI Asset (GA) Macon, LLC	Delaware	*
OHI Asset (GA) Moultrie, LLC	Delaware	*
OHI Asset (GA) Roswell, LLC	Delaware	*

Omega Healthcare Investors, Inc.

December 22, 2015

Schedule A

Registrant Guarantors	State or other jurisdiction of formation
OHI Asset (GA) Snellville, LLC	Delaware	*
OHI Asset (ID) Holly, LLC	Delaware	*
OHI Asset (ID) Midland, LLC	Delaware	*
OHI Asset (ID), LLC	Delaware	*
OHI Asset (IL), LLC	Delaware	*
OHI Asset (IN) American Village, LLC	Delaware	*
OHI Asset (IN) Anderson, LLC	Delaware	*
OHI Asset (IN) Beech Grove, LLC	Delaware	*
OHI Asset (IN) Clarksville, LLC	Delaware	*
OHI Asset (IN) Clinton, LLC	Delaware	*
OHI Asset (IN) Connersville, LLC	Delaware	*
OHI Asset (IN) Crown Point, LLC	Delaware	*
OHI Asset (IN) Eagle Valley, LLC	Delaware	*
OHI Asset (IN) Elkhart, LLC	Delaware	*
OHI Asset (IN) Forest Creek, LLC	Delaware	*
OHI Asset (IN) Fort Wayne, LLC	Delaware	*
OHI Asset (IN) Franklin, LLC	Delaware	*
OHI Asset (IN) Greensburg, LLC	Delaware	*
OHI Asset (IN) Indianapolis, LLC	Delaware	*
OHI Asset (IN) Jasper, LLC	Delaware	*
OHI Asset (IN) Kokomo, LLC	Delaware	*
OHI Asset (IN) Lafayette, LLC	Delaware	*
OHI Asset (IN) Madison, LLC	Delaware	*
OHI Asset (IN) Monticello, LLC	Delaware	*
OHI Asset (IN) Noblesville, LLC	Delaware	*
OHI Asset (IN) Rosewalk, LLC	Delaware	*
OHI Asset (IN) Salem, LLC	Delaware	*
OHI Asset (IN) Seymour, LLC	Delaware	*
OHI Asset (IN) Spring Mill, LLC	Delaware	*
OHI Asset (IN) Terre Haute, LLC	Delaware	*
OHI Asset (IN) Wabash, LLC	Delaware	*
OHI Asset (IN) Westfield, LLC	Delaware	*
OHI Asset (IN) Zionsville, LLC	Delaware	*
OHI Asset (LA) Baton Rouge, LLC	Delaware	*
OHI Asset (LA), LLC	Delaware	*
OHI Asset (MD), LLC	Delaware	*
OHI Asset (MI) Heather Hills, LLC	Delaware	*
OHI Asset (MI), LLC	Delaware	*
OHI Asset (MO), LLC	Delaware	*
OHI Asset (MS) Byhalia, LLC	Delaware	*
OHI Asset (MS) Cleveland, LLC	Delaware	*
OHI Asset (MS) Clinton, LLC	Delaware	*
OHI Asset (MS) Columbia, LLC	Delaware	*
OHI Asset (MS) Corinth, LLC	Delaware	*
OHI Asset (MS) Greenwood, LLC	Delaware	*
OHI Asset (MS) Grenada, LLC	Delaware	*
OHI Asset (MS) Holly Springs, LLC	Delaware	*
OHI Asset (MS) Indianola, LLC	Delaware	*
OHI Asset (MS) Natchez, LLC	Delaware	*
OHI Asset (MS) Picayune, LLC	Delaware	*
OHI Asset (MS) Vicksburg, LLC	Delaware	*
OHI Asset (MS) Yazoo City, LLC	Delaware	*

Omega Healthcare Investors, Inc.

December 22, 2015

Schedule A

Registrant Guarantors	State or other jurisdiction of formation
OHI Asset (NC) Wadesboro, LLC	Delaware	*
OHI Asset (NY) 2nd Avenue, LLC	Delaware	*
OHI Asset (NY) 93rd Street, LLC	Delaware	*
OHI Asset (OH) Lender, LLC	Delaware	*
OHI Asset (OH), LLC	Delaware	*
OHI Asset (OR) Portland, LLC	Delaware	*
OHI Asset (OR) Troutdale, LLC	Delaware	*
OHI Asset (PA) GP, LLC	Delaware	*
OHI Asset (PA) West Mifflin, LP	Delaware	*
OHI Asset (PA), LLC	Delaware	*
OHI Asset (PA), LP	Maryland	*
OHI Asset (SC) Aiken, LLC	Delaware	*
OHI Asset (SC) Anderson, LLC	Delaware	*
OHI Asset (SC) Easley Anne, LLC	Delaware	*
OHI Asset (SC) Easley Crestview, LLC	Delaware	*
OHI Asset (SC) Edgefield, LLC	Delaware	*
OHI Asset (SC) Greenville Griffith, LLC	Delaware	*
OHI Asset (SC) Greenville Laurens, LLC	Delaware	*
OHI Asset (SC) Greenville North, LLC	Delaware	*
OHI Asset (SC) Greenville, LLC	Delaware	*
OHI Asset (SC) Greer, LLC	Delaware	*
OHI Asset (SC) Marietta, LLC	Delaware	*
OHI Asset (SC) McCormick, LLC	Delaware	*
OHI Asset (SC) Orangeburg, LLC	Delaware	*
OHI Asset (SC) Pickens East Cedar, LLC	Delaware	*
OHI Asset (SC) Pickens Rosemond, LLC	Delaware	*
OHI Asset (SC) Piedmont, LLC	Delaware	*
OHI Asset (SC) Simpsonville SE Main, LLC	Delaware	*
OHI Asset (SC) Simpsonville West Broad, LLC	Delaware	*
OHI Asset (SC) Simpsonville West Curtis, LLC	Delaware	*
OHI Asset (TN) Bartlett, LLC	Delaware	*
OHI Asset (TN) Collierville, LLC	Delaware	*
OHI Asset (TN) Jefferson City, LLC	Delaware	*
OHI Asset (TN) Memphis, LLC	Delaware	*
OHI Asset (TN) Rogersville, LLC	Delaware	*
OHI Asset (TX) Anderson, LLC	Delaware	*
OHI Asset (TX) Bryan, LLC	Delaware	*
OHI Asset (TX) Burleson, LLC	Delaware	*
OHI Asset (TX) College Station, LLC	Delaware	*
OHI Asset (TX) Comfort, LLC	Delaware	*
OHI Asset (TX) Diboll, LLC	Delaware	*
OHI Asset (TX) Granbury, LLC	Delaware	*
OHI Asset (TX) Hondo, LLC	Delaware	*
OHI Asset (TX) Italy, LLC	Delaware	*
OHI Asset (TX) Winnsboro, LLC	Delaware	*
OHI Asset (TX), LLC	Delaware	*
OHI Asset (UT) Ogden, LLC	Delaware	*
OHI Asset (UT) Provo, LLC	Delaware	*
OHI Asset (UT) Roy, LLC	Delaware	*
OHI Asset (VA) Charlottesville, LLC	Delaware	*
OHI Asset (VA) Farmville, LLC	Delaware	*
OHI Asset (VA) Hillsville, LLC	Delaware	*

Omega Healthcare Investors, Inc.

December 22, 2015

Schedule A

Registrant Guarantors	State or other jurisdiction of formation
OHI Asset (VA) Martinsville SNF, LLC	Delaware	*
OHI Asset (VA) Rocky Mount, LLC	Delaware	*
OHI Asset (WA) Battle Ground, LLC	Delaware	*
OHI Asset (WA) Fort Vancouver, LLC	Delaware	*
OHI Asset (WV) Danville, LLC	Delaware	*
OHI Asset (WV) Ivydale, LLC	Delaware	*
OHI Asset CHG ALF, LLC	Delaware	*
OHI Asset CSB LLC	Delaware	*
OHI Asset CSE-E Subsidiary, LLC	Delaware	*
OHI Asset CSE-E, LLC	Delaware	*
OHI Asset CSE-U Subsidiary, LLC	Delaware	*
OHI Asset CSE-U, LLC	Delaware	*
OHI Asset HUD CFG, LLC	Delaware	*
OHI Asset HUD Delta, LLC	Delaware	*
OHI Asset HUD H-F, LLC	Delaware	*
OHI Asset HUD SF CA, LLC	Delaware	*
OHI Asset HUD SF, LLC	Delaware	*
OHI Asset HUD WO, LLC	Delaware	*
OHI Asset II (CA), LLC	Delaware	*
OHI Asset II (FL), LLC	Delaware	*
OHI Asset II (PA), LP	Maryland	*
OHI Asset III (PA), LP	Maryland	*
OHI Asset IV (PA) Silver Lake, LP	Maryland	*
OHI Asset Management, LLC	Delaware	*
OHI Asset RO PMM Services, LLC	Delaware	*
OHI Asset RO, LLC	Delaware	*
OHI Asset, LLC	Delaware	*
OHI Healthcare Properties Holdco, Inc.	Delaware	*
OHI Healthcare Properties Limited Partnership	Delaware	*
OHI Mezz Lender, LLC	Delaware	*
OHI Tennessee, LLC	Maryland	*
OHIMA, LLC	Massachusetts
Ohio Aviv Three, L.L.C.	Delaware	*
Ohio Aviv Two, L.L.C.	Delaware	*
Ohio Aviv, L.L.C.	Delaware	*
Ohio Indiana Property, L.L.C.	Delaware	*
Ohio Pennsylvania Property, L.L.C.	Delaware	*
Oklahoma Two Property, L.L.C.	Delaware	*
Oklahoma Warr Wind, L.L.C.	Delaware	*
Omaha Associates, L.L.C.	Delaware	*
Omega TRS I, Inc.	Maryland	*
Orange ALF Property, L.L.C.	Delaware	*
Orange Village Care Center, LLC	Ohio
Orange, L.L.C.	Illinois	*
Oregon Associates, L.L.C.	Delaware	*
Oso Avenue Property, L.L.C.	Delaware	*
Ostrom Avenue Property, L.L.C.	Delaware	*
Palm Valley Senior Care, LLC	Arizona	*
Panama City Nursing Center LLC	Delaware	*
Pavillion North Partners, LLC	Pennsylvania
Pavillion North, LLP	Pennsylvania
Pavillion Nursing Center North, LLC	Pennsylvania

Omega Healthcare Investors, Inc.

December 22, 2015

Schedule A

Registrant Guarantors	State or other jurisdiction of formation
Peabody Associates Two, L.L.C.	Delaware	*
Peabody Associates, L.L.C.	Delaware	*
Pennington Road Property, L.L.C.	Delaware	*
Pensacola Real Estate Holdings I, LLC	Florida
Pensacola Real Estate Holdings II, LLC	Florida
Pensacola Real Estate Holdings III, LLC	Florida
Pensacola Real Estate Holdings IV, LLC	Florida
Pensacola Real Estate Holdings V, LLC	Florida
Pocatello Idaho Property, L.L.C.	Delaware	*
Pomona Vista L.L.C.	Illinois	*
Prescott Arkansas, L.L.C.	Delaware	*
PV Realty-Willow Tree, LLC	Maryland	*
Raton Property Limited Company	New Mexico
Ravenna Ohio Property, L.L.C.	Delaware	*
Red Rocks, L.L.C.	Illinois	*
Richland Washington, L.L.C.	Delaware	*
Ridgecrest Senior Care, LLC	Arizona	*
Riverside Nursing Home Associates Two, L.L.C.	Delaware	*
Riverside Nursing Home Associates, L.L.C.	Delaware	*
Rockingham Drive Property, L.L.C.	Delaware	*
Rose Baldwin Park Property L.L.C.	Illinois	*
S.C. Portfolio Property, L.L.C.	Delaware	*
Salem Associates, L.L.C.	Delaware	*
San Juan NH Property, LLC	Delaware	*
Sandalwood Arkansas Property, L.L.C.	Delaware	*
Santa Ana-Bartlett, L.L.C.	Illinois	*
Santa Fe Missouri Associates, L.L.C.	Illinois	*
Savoy/Bonham Venture, L.L.C.	Delaware	*
Searcy Aviv, L.L.C.	Delaware	*
Sedgwick Properties, L.L.C.	Delaware	*
Seguin Texas Property, L.L.C.	Delaware	*
Sierra Ponds Property, L.L.C.	Delaware	*
Skyler Boyington, LLC	Mississippi
Skyler Florida, LLC	Mississippi
Skyler Maitland LLC	Delaware	*
Skyler Pensacola, LLC	Florida
Skyview Associates, L.L.C.	Delaware	*
Southeast Missouri Property, L.L.C.	Delaware	*
Southern California Nevada, L.L.C.	Delaware	*
St. Joseph Missouri Property, L.L.C.	Delaware	*
St. Mary’s Properties, LLC	Ohio
Star City Arkansas, L.L.C.	Delaware	*
Stephenville Texas Property, L.L.C.	Delaware	*
Sterling Acquisition, LLC	Kentucky
Stevens Avenue Property, L.L.C.	Delaware	*
Sun-Mesa Properties, L.L.C.	Illinois	*
Suwanee, LLC	Delaware	*
Texas Fifteen Property, L.L.C.	Delaware	*
Texas Four Property, L.L.C.	Delaware	*
Texas Lessor – Stonegate GP, LLC	Maryland	*
Texas Lessor – Stonegate, Limited, LLC	Maryland	*
Texas Lessor – Stonegate, LP	Maryland	*

Omega Healthcare Investors, Inc.

December 22, 2015

Schedule A

Registrant Guarantors	State or other jurisdiction of formation
Texhoma Avenue Property, L.L.C.	Delaware	*
The Suburban Pavilion, LLC	Ohio
Tujunga, L.L.C.	Delaware	*
Tulare County Property, L.L.C.	Delaware	*
VRB Aviv, L.L.C.	Delaware	*
Washington Idaho Property, L.L.C.	Delaware	*
Washington Lessor – Silverdale, LLC	Maryland	*
Washington-Oregon Associates, L.L.C.	Illinois	*
Watauga Associates, L.L.C.	Illinois	*
Wellington Leasehold, L.L.C.	Delaware	*
West Pearl Street, L.L.C.	Delaware	*
West Yarmouth Property I, L.L.C.	Delaware	*
Westerville Ohio Office Property, L.L.C.	Delaware	*
Wheeler Healthcare Associates, L.L.C.	Texas	*
Whitlock Street Property, L.L.C.	Delaware	*
Wilcare, LLC	Ohio
Willis Texas Aviv, L.L.C.	Delaware	*
Yuba Aviv, L.L.C.	Delaware	*

Omega Healthcare Investors, Inc.

December 22, 2015

Schedule B

Schedule B

Local Counsel

Law Firm	State	Exhibit
Robinson & Cole LLP	Connecticut	Exhibit 5.2
Akerman LLP	Florida	Exhibit 5.3
Ice Miller LLP	Indiana	Exhibit 5.4
Baudino Law Group, PLC	Iowa	Exhibit 5.5
Wyatt, Tarrant & Combs, LLP	Kentucky	Exhibit 5.6
Partridge, Snow & Hahn LLP	Massachusetts	Exhibit 5.7
Miller, Johnson, Snell & Cummiskey, P.L.C.	Michigan	Exhibit 5.8
Butler Snow, LLP	Mississippi	Exhibit 5.9
Jones & Smith Law Firm, LLC	New Mexico	Exhibit 5.10
Dinsmore & Shohl LLP	Ohio	Exhibit 5.11
Montgomery, McCracken, Walker & Rhoads, LLP	Pennsylvania	Exhibit 5.12